EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement
March 31, 2026

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only. It should be read in conjunction with documents filed by Arch with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.archgroup.com for further information describing Arch.

Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archgroup.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation
Basis of Presentation
All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2025 is derived from or agrees to audited financial information. Unless otherwise noted, all amounts are in millions, except for per share amounts and ratio information. Amounts presented have been rounded for presentation purposes and may not reconcile due to rounding differences.
Cautionary Note Regarding Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.
Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss and addition of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; an incident, disruption in operations or other cyber event caused by cyber attacks, the use of artificial intelligence technologies or other technology on the Company’s systems or those of the Company’s business partners and service providers, which could negatively impact the Company’s business and/or expose the Company to litigation; and other matters set forth under Item 1A “Risk Factors”, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026 and of the Company’s latest Quarterly Reports on Form 10-Q, as well as the other factors set forth in the Company’s other documents on file with the SEC, and management’s response to any of the aforementioned factors.
All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. The Company's forward-looking statements speak only as of the date of this press release or as of the date they are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights
The following table presents financial highlights:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended
	March 31,
	2026	2025	Change
Underwriting results:
Gross premiums written	$6,425	$6,463	(0.6)%
Net premiums written	4,348	4,515	(3.7)%
Net premiums earned	3,986	4,188	(4.8)%
Underwriting income (loss) (1)	728	417	74.6%

Loss ratio	52.4%	61.8%	(9.4)
Acquisition expense ratio	18.3%	18.3%	—
Other operating expense ratio (2)	11.0%	10.0%	1.0
Combined ratio	81.7%	90.1%	(8.4)

Pre-tax net investment income	$408	$378	7.9%
Per diluted share	$1.13	$0.99	14.1%

Net income available to Arch common shareholders	$1,037	$564	83.9%
Per diluted share	$2.88	$1.48	94.6%

After-tax operating income available to Arch common shareholders (1)	$901	$587	53.5%
Per diluted share	$2.50	$1.54	62.3%

Comprehensive income (loss) available to Arch	$709	$886	(20.0)%

Net cash provided by operating activities	$1,188	$1,458	(18.5)%

Weighted average common shares and common share equivalents outstanding — diluted	359.7	381.9	(5.8)%

Financial measures:
Change in book value per common share during period	1.7%	3.8%	(2.1)

Annualized net income return on average common equity	17.8%	11.1%	6.7
Annualized operating return on average common equity (1)	15.4%	11.5%	3.9

Total return on investments (3)	0.10%	2.02%	-192 bps

(1)See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.
(2)The ‘Other operating expense ratio’ includes ‘Other underwriting income.’
(3)Total return on investments includes investment income, equity in net income of investments accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of the presentation of total return on investments.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Revenues
Net premiums earned	$3,986	$4,255	$4,285	$4,337	$4,188
Net investment income	408	434	408	405	378
Net realized gains (losses)	(87)	22	210	229	3
Other underwriting income (1)	59	52	50	62	53
Equity in net income of investments accounted for using the equity method	160	155	134	162	53
Other income (loss)	(5)	16	22	18	(2)
Total revenues	4,521	4,934	5,109	5,213	4,673

Expenses
Losses and loss adjustment expenses	(2,089)	(2,280)	(2,200)	(2,303)	(2,587)
Acquisition expenses	(730)	(779)	(786)	(824)	(764)
Other operating expenses	(498)	(421)	(478)	(454)	(473)
Corporate benefit (expenses)	(49)	24	(49)	(47)	(60)
Amortization of intangible assets	(30)	(47)	(49)	(48)	(49)
Interest expense	(37)	(38)	(37)	(38)	(35)
Net foreign exchange gains (losses)	21	(6)	(7)	(88)	(27)
Total expenses	(3,412)	(3,547)	(3,606)	(3,802)	(3,995)

Income (loss) before income taxes and income (loss) from operating affiliates	1,109	1,387	1,503	1,411	678
Income tax (expense) benefit	(98)	(210)	(215)	(214)	(121)
Income (loss) from operating affiliates	36	61	62	40	17
Net income (loss) attributable to Arch	1,047	1,238	1,350	1,237	574
Preferred dividends	(10)	(10)	(10)	(10)	(10)
Net income (loss) available to Arch common shareholders	$1,037	$1,228	$1,340	$1,227	$564

Comprehensive income (loss) available to Arch	$709	$1,243	$1,398	$1,597	$886

Net income (loss) per common share and common share equivalent
Basic	$2.94	$3.42	$3.63	$3.30	$1.51
Diluted	$2.88	$3.35	$3.56	$3.23	$1.48

Weighted average common shares and common share equivalents outstanding
Basic	353.2	359.4	369.0	372.2	372.9
Diluted	359.7	366.6	376.1	379.9	381.9

(1)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars and shares in millions, except per share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Assets
Investments:
Fixed maturities available for sale, at fair value	$32,399	$32,426	$31,908	$30,332	$28,798
Short-term investments available for sale, at fair value	2,638	2,625	2,351	2,788	2,477
Equity securities, at fair value	1,766	1,864	1,805	1,715	1,618
Other investments	3,331	3,136	3,027	2,892	2,888
Investments accounted for using the equity method	6,652	6,453	6,232	6,566	6,340
Total investments	46,786	46,504	45,323	44,293	42,121
Cash	914	993	1,063	983	1,187
Accrued investment income	302	338	307	329	267
Investment in operating affiliates	1,330	1,313	1,417	1,356	1,305
Premiums receivable	6,526	5,723	6,450	7,067	6,607
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	9,732	9,526	9,070	9,044	8,969
Contractholder receivables	2,253	2,270	2,287	2,280	2,212
Ceded unearned premiums	3,183	2,659	3,079	3,229	2,895
Deferred acquisition costs	1,774	1,717	1,786	1,814	1,785
Receivable for securities sold	643	180	695	390	324
Goodwill and intangible assets	1,190	1,222	1,268	1,319	1,308
Other assets	6,813	6,796	6,440	6,684	6,196
Total assets	$81,446	$79,241	$79,185	$78,788	$75,176

Liabilities
Reserve for losses and loss adjustment expenses	$34,105	$33,547	$32,822	$32,089	$30,946
Unearned premiums	10,939	10,100	11,124	11,625	11,090
Reinsurance balances payable	2,737	2,320	2,638	2,841	2,661
Contractholder payables	2,260	2,277	2,293	2,286	2,218
Collateral held for insured obligations	260	237	239	225	245
Senior notes	2,729	2,729	2,728	2,728	2,728
Payable for securities purchased	798	308	335	728	578
Other liabilities	3,430	3,517	3,287	3,225	3,165
Total liabilities	57,258	55,035	55,466	55,747	53,631

Shareholders’ equity
Non-cumulative preferred shares	830	830	830	830	830
Common shares	1	1	1	1	1
Additional paid-in capital	2,831	2,735	2,682	2,660	2,588
Retained earnings	28,082	27,045	25,817	24,477	23,250
Accumulated other comprehensive income (loss), net of deferred income tax	(333)	5	—	(48)	(408)
Common shares held in treasury, at cost	(7,223)	(6,410)	(5,611)	(4,879)	(4,716)
Total shareholders’ equity	24,188	24,206	23,719	23,041	21,545
Total liabilities and shareholders’ equity	$81,446	$79,241	$79,185	$78,788	$75,176

Common shares and common share equivalents outstanding, net of treasury shares	352.9	359.0	367.3	375.4	375.6
Book value per common share (1)	$66.19	$65.11	$62.32	$59.17	$55.15
(1) Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Non-cumulative preferred shares
Balance at beginning and end of period	$830	$830	$830	$830	$830

Common shares
Balance at beginning and end of period	1	1	1	1	1

Additional paid-in capital
Balance at beginning of period	2,735	2,682	2,660	2,588	2,510
Amortization of share-based compensation	82	24	25	25	74
All other	14	29	(3)	47	4
Balance at end of period	2,831	2,735	2,682	2,660	2,588

Retained earnings
Balance at beginning of period	27,045	25,817	24,477	23,250	22,686
Net income	1,047	1,238	1,350	1,237	574
Preferred share dividends	(10)	(10)	(10)	(10)	(10)
Balance at end of period	28,082	27,045	25,817	24,477	23,250

Accumulated other comprehensive income (loss), net of deferred income tax
Balance at beginning of period	5	—	(48)	(408)	(720)
Change in unrealized appreciation (decline) in value of available-for-sale investments	(338)	12	47	296	286
Change in foreign currency translation adjustments	—	(7)	1	64	26
Balance at end of period	(333)	5	—	(48)	(408)

Common shares held in treasury, at cost
Balance at beginning of period	(6,410)	(5,611)	(4,879)	(4,716)	(4,487)
Shares repurchased for treasury	(813)	(799)	(732)	(163)	(229)
Balance at end of period	(7,223)	(6,410)	(5,611)	(4,879)	(4,716)

Total shareholders’ equity	$24,188	$24,206	$23,719	$23,041	$21,545

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Operating Activities
Net income (loss)	$1,047	$1,238	$1,350	$1,237	$574
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	91	(7)	(202)	(225)	(6)
Equity in net (income) of investments accounted for using the equity method and other income or loss	(137)	(194)	(158)	(95)	(12)
Amortization of intangible assets	30	47	49	48	49
Share-based compensation	82	24	25	25	74
Changes in:
Reserve for losses and loss adjustment expenses, net	540	330	634	560	826
Unearned premiums, net	362	(606)	(321)	11	327
Premiums receivable	(820)	731	601	(352)	(942)
Deferred acquisition costs	(48)	53	14	33	(14)
Reinsurance balances payable	419	(319)	(207)	159	504
Deferred income tax assets, net	20	19	46	80	29
Other items, net	(398)	88	355	(357)	49
Net cash provided by operating activities	1,188	1,404	2,186	1,124	1,458
Investing Activities
Purchases of fixed maturity investments	(9,288)	(8,293)	(10,619)	(8,150)	(9,418)
Purchases of equity securities	(185)	(184)	(277)	(179)	(808)
Purchases of other investments	(499)	(493)	(513)	(535)	(697)
Proceeds from sales of fixed maturity investments	7,984	7,055	8,435	6,522	7,301
Proceeds from sales of equity securities	202	183	281	223	820
Proceeds from sales, redemptions and maturities of other investments	240	759	336	431	660
Proceeds from redemptions and maturities of fixed maturity investments	957	693	475	568	758
Net settlements of derivative instruments	(26)	35	35	147	93
Net (purchases) sales of short-term investments	(11)	(272)	478	(242)	294
Purchases of fixed assets	(8)	(11)	(12)	(12)	(9)
Other	(5)	111	(2)	(1)	(2)
Net cash provided by (used for) investing activities	(639)	(417)	(1,383)	(1,228)	(1,008)
Financing Activities
Purchases of common shares under share repurchase program	(783)	(798)	(732)	(163)	(196)
Proceeds from common shares issued, net	(17)	30	1	47	(28)
Common dividends paid	(5)	—	—	(2)	(5)
Preferred dividends paid	(10)	(10)	(10)	(10)	(10)
Other	(12)	—	(2)	—	(2)
Net cash provided by (used for) financing activities	(827)	(778)	(743)	(128)	(241)
Effects of exchange rate changes on foreign currency cash and restricted cash	(8)	4	(14)	55	16
Increase (decrease) in cash and restricted cash	(286)	213	46	(177)	225
Cash and restricted cash, beginning of period	2,067	1,854	1,808	1,985	1,760
Cash and restricted cash, end of period	$1,781	$2,067	$1,854	$1,808	$1,985
Income taxes paid (received)	$22	$143	$166	$131	$18
Interest paid	$—	$63	$—	$64	$—

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision-makers, the Chief Executive Officer and the Chief Financial Officer and Treasurer. The chief operating decision-makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.
The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.
Insurance Segment
The Company’s insurance segment primarily consists of commercial insurance lines of business, with a focus on specialty insurance products. These products are mainly offered in North America, Bermuda, the United Kingdom, continental Europe and Australia. Products offered in North America include: commercial automobile; commercial multi‐peril; other liability—claims made, which includes financial and professional lines; other liability—occurrence, which includes admitted and excess and surplus casualty lines; property and short-tail specialty; workers compensation; and other. Products offered across the Company’s International units include: property and short-tail specialty; and casualty and other.
Reinsurance Segment
The Company’s reinsurance segment offers reinsurance products on a worldwide basis. Lines of business include: casualty; marine and aviation; specialty; property catastrophe; property excluding property catastrophe; and other.
Mortgage Segment
The Company’s mortgage segment consists of U.S. primary mortgage insurance business written predominantly on loans sold to the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), each a government sponsored entity (“GSE”) and also through non GSE approved entities (combined “Arch MI U.S.”); reinsurance and underwriting services related to U.S. credit-risk transfer (“CRT”) business which are predominately with the GSEs and other U.S. mortgage reinsurance transactions; and international mortgage insurance and reinsurance business covering loans primarily in Australia and Europe.
The Company’s results also include net investment income, net realized gains or losses (which include, but are not limited to, realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from acquisition or disposition of subsidiaries), equity in net income or loss of investments accounted for using the equity method, other income (loss), corporate benefit (expenses), transaction costs and other, amortization of intangible assets, interest expense, net foreign exchange gains or losses, income taxes items, income or loss from operating affiliates and items related to the Company’s non-cumulative preferred shares.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	March 31, 2026
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$2,697	$3,414	$316	$6,425
Premiums ceded (1)	(791)	(1,238)	(50)	(2,077)
Net premiums written	1,906	2,176	266	4,348
Change in unearned premiums	(35)	(345)	18	(362)
Net premiums earned	1,871	1,831	284	3,986
Other underwriting income (2)	11	37	11	59
Losses and loss adjustment expenses	(1,126)	(948)	(15)	(2,089)
Acquisition expenses	(375)	(347)	(8)	(730)
Other operating expenses	(315)	(132)	(51)	(498)
Underwriting income (loss)	$66	$441	$221	728

Net investment income				408
Net realized gains (losses)				(87)
Equity in net income of investments accounted for using the equity method				160
Other income (loss)				(5)
Corporate benefit (expenses) (3)				(31)
Transaction costs and other (3)				(18)
Amortization of intangible assets				(30)
Interest expense				(37)
Net foreign exchange gains (losses)				21
Income (loss) before income taxes and income (loss) from operating affiliates				1,109
Income tax (expense) benefit				(98)
Income (loss) from operating affiliates				36
Net income (loss) available to Arch				1,047
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$1,037

Underwriting Ratios
Loss ratio	60.2%	51.7%	5.3%	52.4%
Acquisition expense ratio	20.0%	19.0%	2.9%	18.3%
Other operating expense ratio (4)	16.3%	5.2%	14.1%	11.0%
Combined ratio	96.5%	75.9%	22.3%	81.7%

Net premiums written to gross premiums written	70.7%	63.7%	84.2%	67.7%

Total investable assets				$47,545
Total assets				81,446
Total liabilities				57,258

(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(3)    Certain expenses have been excluded from ‘Corporate benefit (expenses)’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.
(4)    The ‘Other operating expense ratio’ includes ‘Other underwriting income.’

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	March 31, 2025
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$2,645	$3,494	$326	$6,463
Premiums ceded (1)	(712)	(1,178)	(60)	(1,948)
Net premiums written	1,933	2,316	266	4,515
Change in unearned premiums	(73)	(288)	34	(327)
Net premiums earned	1,860	2,028	300	4,188
Other underwriting income (2)	3	39	11	53
Losses and loss adjustment expenses	(1,228)	(1,356)	(3)	(2,587)
Acquisition expenses	(343)	(417)	(4)	(764)
Other operating expenses	(294)	(127)	(52)	(473)
Underwriting income (loss)	$(2)	$167	$252	417

Net investment income				378
Net realized gains (losses)				3
Equity in net income of investments accounted for using the equity method				53
Other income (loss)				(2)
Corporate benefit (expenses) (3)				(50)
Transaction costs and other (3)				(10)
Amortization of intangible assets				(49)
Interest expense				(35)
Net foreign exchange gains (losses)				(27)
Income (loss) before income taxes and income (loss) from operating affiliates				678
Income tax (expense) benefit				(121)
Income (loss) from operating affiliates				17
Net income (loss) available to Arch				574
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$564

Underwriting Ratios
Loss ratio	66.0%	66.9%	1.1%	61.8%
Acquisition expense ratio	18.5%	20.6%	1.3%	18.3%
Other operating expense ratio (4)	15.6%	4.3%	13.7%	10.0%
Combined ratio	100.1%	91.8%	16.1%	90.1%

Net premiums written to gross premiums written	73.1%	66.3%	81.6%	69.9%

Total investable assets				$43,054
Total assets				75,176
Total liabilities				53,631
(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(3)    Certain expenses have been excluded from ‘Corporate benefit (expenses)’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.
(4)    The ‘Other operating expense ratio’ includes ‘Other underwriting income.’

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Gross premiums written	$2,697	$2,542	$2,567	$2,681	$2,645
Premiums ceded	(791)	(666)	(614)	(645)	(712)
Net premiums written	1,906	1,876	1,953	2,036	1,933
Change in unearned premiums	(35)	97	16	(67)	(73)
Net premiums earned	1,871	1,973	1,969	1,969	1,860
Other underwriting income (1)	11	11	9	13	3
Losses and loss adjustment expenses	(1,126)	(1,196)	(1,162)	(1,178)	(1,228)
Acquisition expenses	(375)	(380)	(386)	(387)	(343)
Other operating expenses	(315)	(289)	(301)	(288)	(294)
Underwriting income (loss)	$66	$119	$129	$129	$(2)

Underwriting Ratios
Loss ratio	60.2%	60.6%	59.0%	59.8%	66.0%
Acquisition expense ratio	20.0%	19.3%	19.6%	19.6%	18.5%
Other operating expense ratio (2)	16.3%	14.1%	14.8%	14.0%	15.6%
Combined ratio	96.5%	94.0%	93.4%	93.4%	100.1%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	4.2%	3.3%	2.2%	2.9%	9.5%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments:
Loss ratio impact	(0.7)%	(0.2)%	(0.7)%	(0.4)%	(0.9)%
Acquisition expense ratio impact	0.3%	0.1%	0.6%	0.3%	0.4%
Total impact	(0.4)%	(0.1)%	(0.1)%	(0.1)%	(0.5)%

Combined ratio excluding catastrophic activity and prior year development (3)	92.7%	90.8%	91.3%	90.6%	91.1%

Net premiums written to gross premiums written	70.7%	73.8%	76.1%	75.9%	73.1%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)The ‘Other operating expense ratio’ includes ‘Other underwriting income.’
(3)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2026		2025		2025		2025		2025
Net Premiums Written by Line of Business
North America
Property and short-tail specialty	$322	16.9%	$273	14.6%	$339	17.4%	$369	18.1%	$348	18.0%
Other liability - occurrence	315	16.5%	309	16.5%	297	15.2%	366	18.0%	330	17.1%
Other liability - claims made	175	9.2%	229	12.2%	209	10.7%	206	10.1%	149	7.7%
Commercial multi-peril	173	9.1%	184	9.8%	194	9.9%	205	10.1%	198	10.2%
Workers compensation	157	8.2%	142	7.6%	151	7.7%	130	6.4%	153	7.9%
Commercial automobile	149	7.8%	126	6.7%	150	7.7%	165	8.1%	161	8.3%
Other	74	3.9%	90	4.8%	86	4.4%	89	4.4%	76	3.9%
Total North America	$1,365	71.6%	$1,353	72.1%	$1,426	73.0%	$1,530	75.1%	$1,415	73.2%

International
Property and short-tail specialty	$282	14.8%	$251	13.4%	$284	14.5%	$296	14.5%	$271	14.0%
Casualty and other	259	13.6%	272	14.5%	243	12.4%	210	10.3%	247	12.8%
Total International	$541	28.4%	$523	27.9%	$527	27.0%	$506	24.9%	$518	26.8%
Total	$1,906	100.0%	$1,876	100.0%	$1,953	100.0%	$2,036	100.0%	$1,933	100.0%

Net Premiums Earned by Line of Business
North America
Property and short-tail specialty	$315	16.8%	$338	17.1%	$339	17.2%	$363	18.4%	$333	17.9%
Other liability - occurrence	300	16.0%	325	16.5%	329	16.7%	338	17.2%	329	17.7%
Other liability - claims made	200	10.7%	203	10.3%	205	10.4%	186	9.4%	192	10.3%
Commercial multi-peril	195	10.4%	193	9.8%	195	9.9%	203	10.3%	201	10.8%
Workers compensation	135	7.2%	153	7.8%	160	8.1%	147	7.5%	131	7.0%
Commercial automobile	146	7.8%	146	7.4%	143	7.3%	147	7.5%	145	7.8%
Other	69	3.7%	78	4.0%	70	3.6%	71	3.6%	72	3.9%
Total North America	$1,360	72.7%	$1,436	72.8%	$1,441	73.2%	$1,455	73.9%	$1,403	75.4%

International
Property and short-tail specialty	$279	14.9%	$283	14.3%	$292	14.8%	$278	14.1%	$246	13.2%
Casualty and other	232	12.4%	254	12.9%	236	12.0%	236	12.0%	211	11.3%
Total International	$511	27.3%	$537	27.2%	$528	26.8%	$514	26.1%	$457	24.6%
Total	$1,871	100.0%	$1,973	100.0%	$1,969	100.0%	$1,969	100.0%	$1,860	100.0%

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Gross premiums written	$3,414	$1,944	$2,515	$3,196	$3,494
Premiums ceded	(1,238)	(438)	(778)	(1,137)	(1,178)
Net premiums written	2,176	1,506	1,737	2,059	2,316
Change in unearned premiums	(345)	486	278	28	(288)
Net premiums earned	1,831	1,992	2,015	2,087	2,028
Other underwriting income (1)	37	36	38	46	39
Losses and loss adjustment expenses	(948)	(1,086)	(1,040)	(1,128)	(1,356)
Acquisition expenses	(347)	(393)	(398)	(436)	(417)
Other operating expenses	(132)	(91)	(133)	(118)	(127)
Underwriting income (loss)	$441	$458	$482	$451	$167

Underwriting Ratios
Loss ratio	51.7%	54.5%	51.6%	54.1%	66.9%
Acquisition expense ratio	19.0%	19.7%	19.8%	20.9%	20.6%
Other operating expense ratio (2)	5.2%	2.8%	4.7%	3.5%	4.3%
Combined ratio	75.9%	77.0%	76.1%	78.5%	91.8%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	5.2%	5.0%	1.5%	4.6%	18.3%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments:
Loss ratio impact	(8.3)%	(3.5)%	(2.6)%	(3.9)%	(5.9)%
Acquisition expense ratio impact	0.9%	0.6%	0.4%	0.6%	1.4%
Total impact	(7.4)%	(2.9)%	(2.2)%	(3.3)%	(4.5)%

Combined ratio excluding catastrophic activity and prior year development (3)	78.1%	74.9%	76.8%	77.2%	78.0%

Net premiums written to gross premiums written	63.7%	77.5%	69.1%	64.4%	66.3%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)The ‘Other operating expense ratio’ includes ‘Other underwriting income.’
(3)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2026		2025		2025		2025		2025
Net Premiums Written by Line of Business
Specialty	$687	31.6%	$587	39.0%	$633	36.4%	$729	35.4%	$594	25.6%
Property excluding property catastrophe	548	25.2%	475	31.5%	557	32.1%	430	20.9%	581	25.1%
Casualty	478	22.0%	301	20.0%	399	23.0%	308	15.0%	499	21.5%
Property catastrophe	307	14.1%	48	3.2%	64	3.7%	484	23.5%	477	20.6%
Marine and aviation	78	3.6%	52	3.5%	60	3.5%	68	3.3%	121	5.2%
Other	78	3.6%	43	2.9%	24	1.4%	40	1.9%	44	1.9%
Total	$2,176	100.0%	$1,506	100.0%	$1,737	100.0%	$2,059	100.0%	$2,316	100.0%

Net Premiums Earned by Line of Business
Specialty	$586	32.0%	$700	35.1%	$719	35.7%	$760	36.4%	$727	35.8%
Property excluding property catastrophe	519	28.3%	536	26.9%	581	28.8%	587	28.1%	548	27.0%
Casualty	353	19.3%	392	19.7%	360	17.9%	355	17.0%	325	16.0%
Property catastrophe	226	12.3%	246	12.3%	253	12.6%	260	12.5%	306	15.1%
Marine and aviation	70	3.8%	78	3.9%	77	3.8%	82	3.9%	80	3.9%
Other	77	4.2%	40	2.0%	25	1.2%	43	2.1%	42	2.1%
Total	$1,831	100.0%	$1,992	100.0%	$2,015	100.0%	$2,087	100.0%	$2,028	100.0%

Net Premiums Written by Underwriting Location
Bermuda	$962	44.2%	$697	46.3%	$761	43.8%	$1,060	51.5%	$1,154	49.8%
United States	512	23.5%	386	25.6%	488	28.1%	447	21.7%	477	20.6%
Europe and other	702	32.3%	423	28.1%	488	28.1%	552	26.8%	685	29.6%
Total	$2,176	100.0%	$1,506	100.0%	$1,737	100.0%	$2,059	100.0%	$2,316	100.0%

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Gross premiums written	$316	$326	$330	$323	$326
Premiums ceded	(50)	(59)	(56)	(70)	(60)
Net premiums written	266	267	274	253	266
Change in unearned premiums	18	23	27	28	34
Net premiums earned	284	290	301	281	300
Other underwriting income (1)	11	5	3	3	11
Losses and loss adjustment expenses	(15)	2	2	3	(3)
Acquisition expenses	(8)	(6)	(2)	(1)	(4)
Other operating expenses	(51)	(41)	(44)	(48)	(52)
Underwriting income	$221	$250	$260	$238	$252

Underwriting Ratios
Loss ratio	5.3%	(0.8)%	(0.5)%	(1.2)%	1.1%
Acquisition expense ratio	2.9%	1.9%	0.7%	0.4%	1.3%
Other operating expense ratio (2)	14.1%	12.6%	13.3%	16.0%	13.7%
Combined ratio	22.3%	13.7%	13.5%	15.2%	16.1%

Net (favorable) adverse development in prior year loss reserves, net of related adjustments:
Loss ratio impact	(19.2)%	(19.4)%	(18.1)%	(22.8)%	(20.4)%
Acquisition expense ratio impact	(0.7)%	(0.9)%	(1.1)%	(1.3)%	(1.4)%
Total impact	(19.9)%	(20.3)%	(19.2)%	(24.1)%	(21.8)%

Combined ratio excluding prior year development (3)	42.2%	34.0%	32.7%	39.3%	37.9%

Net premiums written to gross premiums written	84.2%	81.9%	83.0%	78.3%	81.6%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)The ‘Other operating expense ratio’ includes ‘Other underwriting income.’
(3)    See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2026		2025		2025		2025		2025
Net Premiums Written by Underwriting Unit
U.S. primary mortgage insurance	$204	76.7%	$195	73.0%	$197	71.9%	$184	72.7%	$203	76.3%
U.S. credit risk transfer (CRT) and other	37	13.9%	51	19.1%	55	20.1%	51	20.2%	50	18.8%
International mortgage insurance/reinsurance	25	9.4%	21	7.9%	22	8.0%	18	7.1%	13	4.9%
Total	$266	100.0%	$267	100.0%	$274	100.0%	$253	100.0%	$266	100.0%

Net Premiums Earned by Underwriting Unit
U.S. primary mortgage insurance	$209	73.6%	$201	69.3%	$204	67.8%	$188	66.9%	$209	69.7%
U.S. credit risk transfer (CRT) and other	37	13.0%	51	17.6%	55	18.3%	51	18.1%	50	16.7%
International mortgage insurance/reinsurance	38	13.4%	38	13.1%	42	14.0%	42	14.9%	41	13.7%
Total	$284	100.0%	$290	100.0%	$301	100.0%	$281	100.0%	$300	100.0%

Net Premiums Written by Underwriting Location
United States	$204	76.7%	$196	73.4%	$197	71.9%	$184	72.7%	$203	76.3%
Other	62	23.3%	71	26.6%	77	28.1%	69	27.3%	63	23.7%
Total	$266	100.0%	$267	100.0%	$274	100.0%	$253	100.0%	$266	100.0%

(U.S. Dollars in millions)
	March 31, 2026		December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$286,523	59.7%	$286,318	59.1%	$286,785	57.9%	$286,410	57.7%	$287,768	58.2%
U.S. credit risk transfer (CRT) and other	128,338	26.7%	132,205	27.3%	141,889	28.7%	145,883	29.4%	144,517	29.2%
International mortgage insurance/reinsurance	65,223	13.6%	66,084	13.6%	66,277	13.4%	64,374	13.0%	62,487	12.6%
Total	$480,084	100.0%	$484,607	100.0%	$494,951	100.0%	$496,667	100.0%	$494,772	100.0%
Risk In Force (RIF) (2)
U.S. primary mortgage insurance	$74,281	84.8%	$74,679	85.0%	$74,952	84.9%	$74,948	85.1%	$75,300	85.5%
U.S. credit risk transfer and other	5,214	6.0%	5,358	6.1%	5,688	6.4%	5,892	6.7%	5,842	6.6%
International mortgage insurance/reinsurance	8,120	9.3%	7,864	8.9%	7,633	8.6%	7,221	8.2%	6,896	7.8%
Total	$87,615	100.0%	$87,901	100.0%	$88,273	100.0%	$88,061	100.0%	$88,038	100.0%

(1) The aggregate dollar amount of each insured mortgage loan’s current principal balance. Such amounts are shown before external reinsurance.
(2) The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions. Such amounts are shown before external reinsurance.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)
	March 31, 2026		December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025
Total RIF by credit quality:
>=740	$47,842	64.4%	$47,757	63.9%	$47,575	63.5%	$47,261	63.1%	$47,130	62.6%
680-739	22,861	30.8%	23,271	31.2%	23,638	31.5%	23,880	31.9%	24,274	32.2%
620-679	3,274	4.4%	3,340	4.5%	3,419	4.6%	3,479	4.6%	3,558	4.7%
<620	304	0.4%	311	0.4%	320	0.4%	328	0.4%	338	0.4%
Total	$74,281	100.0%	$74,679	100.0%	$74,952	100.0%	$74,948	100.0%	$75,300	100.0%
Weighted average credit score	750		749		749		749		748
Total RIF by Loan-To-Value (LTV):
95.01% and above	$7,436	10.0%	$7,314	9.8%	$7,362	9.8%	$7,361	9.8%	$7,383	9.8%
90.01% to 95.00%	44,147	59.4%	44,494	59.6%	44,720	59.7%	44,711	59.7%	44,901	59.6%
85.01% to 90.00%	19,951	26.9%	20,195	27.0%	20,251	27.0%	20,293	27.1%	20,420	27.1%
85.00% and below	2,747	3.7%	2,676	3.6%	2,619	3.5%	2,583	3.4%	2,596	3.4%
Total	$74,281	100.0%	$74,679	100.0%	$74,952	100.0%	$74,948	100.0%	$75,300	100.0%
Weighted average LTV	93.2%		93.2%		93.2%		93.2%		93.2%
Total RIF by State:
California	$5,922	8.0%	$5,901	7.9%	$5,892	7.9%	$5,894	7.9%	$5,909	7.8%
Texas	5,376	7.2%	5,382	7.2%	5,393	7.2%	5,432	7.2%	5,506	7.3%
North Carolina	3,285	4.4%	3,343	4.5%	3,358	4.5%	3,347	4.5%	3,340	4.4%
Minnesota	3,100	4.2%	3,129	4.2%	3,137	4.2%	3,147	4.2%	3,085	4.1%
Illinois	3,037	4.1%	3,042	4.1%	3,046	4.1%	3,033	4.0%	3,025	4.0%
Georgia	2,966	4.0%	3,005	4.0%	3,043	4.1%	3,063	4.1%	3,104	4.1%
Michigan	2,785	3.7%	2,816	3.8%	2,822	3.8%	2,816	3.8%	2,838	3.8%
Massachusetts	2,704	3.6%	2,780	3.7%	2,829	3.8%	2,841	3.8%	2,853	3.8%
Ohio	2,670	3.6%	2,666	3.6%	2,697	3.6%	2,702	3.6%	2,701	3.6%
Florida	2,659	3.6%	2,672	3.6%	2,690	3.6%	2,714	3.6%	2,758	3.7%
Other	39,777	53.5%	39,943	53.5%	40,045	53.4%	39,959	53.3%	40,181	53.4%
Total	$74,281	100.0%	$74,679	100.0%	$74,952	100.0%	$74,948	100.0%	$75,300	100.0%
Weighted average coverage (end of period RIF divided by IIF)	25.9%		26.1%		26.1%		26.2%		26.2%
U.S. mortgage insurance total RIF, net of reinsurance (1)	$62,366		$60,259		$60,662		$60,436		$60,226
Analysts’ persistency (2)	80.7%		81.8%		82.3%		81.9%		81.9%
Risk-to-capital ratio — Arch MI U.S. (3)	8.4:1		8.2:1		7.9:1		8.3:1		7.8:1
PMIER sufficiency ratio — Arch MI U.S. (4)	175%		179%		176%		168%		186%

(1) Total RIF for the U.S. mortgage insurance operations after external reinsurance.
(2) Represents the % of IIF at the beginning of a 12 month period that remained in force at the end of the period.
(3) Represents current (non-delinquent) RIF, net of reinsurance, divided by statutory capital (estimate for March 31, 2026).
(4) On August 21, 2024, Fannie Mae and Freddie Mac (collectively the GSEs) each updated their Private Mortgage Insurer Eligibility Requirements (PMIERs) to incorporate new deductions to available assets for investment risk. This update became effective on March 31, 2025; but the impact will be phased in through September 30, 2026. If the GSEs had fully implemented this update to PMIERs as of March 31, 2026, the changes would have reduced the available assets by 2% and resulted in a pro-forma PMIERs Sufficiency Ratio of 173%.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	March 31, 2026		December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025
Total new insurance written (NIW) (1)	$14,812		$14,296		$12,965		$12,254		$9,190

Total NIW by credit quality:
>=740	$11,720	79.1%	$11,239	78.6%	$9,850	76.0%	$9,411	76.8%	$6,835	74.4%
680-739	2,698	18.2%	2,759	19.3%	2,753	21.2%	2,527	20.6%	2,103	22.9%
620-679	371	2.5%	293	2.0%	359	2.8%	313	2.6%	249	2.7%
<620	23	0.2%	5	0.0%	3	0.0%	3	0.0%	3	0.0%
Total	$14,812	100.0%	$14,296	100.0%	$12,965	100.0%	$12,254	100.0%	$9,190	100.0%

Total NIW by LTV:
95.01% and above	$2,064	13.9%	$779	5.4%	$1,038	8.0%	$814	6.6%	$756	8.2%
90.01% to 95.00%	5,804	39.2%	5,894	41.2%	5,668	43.7%	5,632	46.0%	4,374	47.6%
85.01% to 90.00%	4,690	31.7%	5,337	37.3%	4,323	33.3%	3,945	32.2%	2,920	31.8%
85.00% and below	2,254	15.2%	2,286	16.0%	1,936	14.9%	1,863	15.2%	1,140	12.4%
Total	$14,812	100.0%	$14,296	100.0%	$12,965	100.0%	$12,254	100.0%	$9,190	100.0%

Total NIW monthly vs. single:
Monthly	$14,273	96.4%	$13,653	95.5%	$12,267	94.6%	$11,779	96.1%	$8,497	92.5%
Single	539	3.6%	643	4.5%	698	5.4%	475	3.9%	693	7.5%
Total	$14,812	100.0%	$14,296	100.0%	$12,965	100.0%	$12,254	100.0%	$9,190	100.0%

Total NIW purchase vs. refinance:
Purchase	$11,754	79.4%	$11,640	81.4%	$12,319	95.0%	$11,633	94.9%	$8,795	95.7%
Refinance	3,058	20.6%	2,656	18.6%	646	5.0%	621	5.1%	395	4.3%
Total	$14,812	100.0%	$14,296	100.0%	$12,965	100.0%	$12,254	100.0%	$9,190	100.0%

Ending number of policies in force (PIF) (2)	1,049,661		1,058,907		1,067,147		1,073,477		1,085,927

Rollforward of insured loans in default:
Beginning delinquent number of loans	22,985		21,821		20,762		21,299		22,982
Plus: new notices	11,938		12,825		12,168		10,856		11,529
Less: cures	(12,969)		(11,337)		(10,715)		(11,085)		(12,920)
Less: paid claims	(348)		(324)		(394)		(308)		(292)
Ending delinquent number of loans (2)	21,606		22,985		21,821		20,762		21,299

Ending percentage of loans in default (2)	2.06%		2.17%		2.04%		1.93%		1.96%

Losses:
Number of claims paid	348		324		394		308		292
Total paid claims (in thousands)	$15,557		$15,917		$12,934		$12,703		$11,950
Average paid per claim (in thousands)	$44.7		$49.1		$32.8		$41.2		$40.9
Severity (3)	77.9%		81.6%		73.2%		75.3%		76.8%

Average case reserve per default (in thousands)	$16.6		$15.3		$16.1		$16.8		$16.7
(1)    The original principal balance of all loans that received coverage during the period.
(2)    Includes first lien primary and pool policies.
(3)    Represents total direct first lien paid claims divided by RIF of loans for which claims were paid, excluding paid claim settlements.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)

	March 31, 2026						December 31, 2025
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2016 and prior	20.7%	$18,794	6.6%	$4,776	6.4%	4.71%	24.9%	$19,384	6.8%	$4,923	6.6%	5.08%
2017	3.6%	3,825	1.3%	1,008	1.4%	3.93%	3.9%	4,250	1.5%	1,127	1.5%	3.87%
2018	5.8%	5,306	1.9%	1,384	1.9%	4.45%	6.1%	5,673	2.0%	1,479	2.0%	4.48%
2019	6.7%	9,901	3.5%	2,604	3.5%	2.89%	7.3%	10,553	3.7%	2,770	3.7%	3.08%
2020	11.8%	29,042	10.1%	7,980	10.7%	1.76%	12.3%	30,968	10.8%	8,487	11.4%	1.85%
2021	16.9%	47,723	16.7%	13,152	17.7%	1.81%	17.4%	50,141	17.5%	13,767	18.4%	1.88%
2022	16.7%	47,648	16.6%	12,821	17.3%	1.87%	14.5%	49,492	17.3%	13,236	17.7%	1.87%
2023	10.1%	29,282	10.2%	7,573	10.2%	1.95%	7.9%	31,049	10.8%	8,006	10.7%	1.93%
2024	6.3%	36,987	12.9%	9,296	12.5%	1.33%	5.0%	39,306	13.7%	9,840	13.2%	1.17%
2025	1.4%	43,389	15.1%	10,543	14.2%	0.33%	0.7%	45,502	15.9%	11,044	14.8%	0.20%
2026	0.0%	14,626	5.1%	3,144	4.2%	0.03%
Total	100.0%	$286,523	100.0%	$74,281	100.0%	2.06%	100.0%	$286,318	100.0%	$74,679	100.0%	2.17%

(1)    Total reserves for losses and loss adjustment expenses, net of recoverables, was $335.9 million at March 31, 2026, compared to $320.6 million at December 31, 2025.
(2)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Consolidated

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Gross premiums written	$6,425	$4,809	$5,410	$6,196	$6,463
Premiums ceded	(2,077)	(1,160)	(1,446)	(1,848)	(1,948)
Net premiums written	4,348	3,649	3,964	4,348	4,515
Change in unearned premiums	(362)	606	321	(11)	(327)
Net premiums earned	3,986	4,255	4,285	4,337	4,188
Other underwriting income (1)	59	52	50	62	53
Losses and loss adjustment expenses	(2,089)	(2,280)	(2,200)	(2,303)	(2,587)
Acquisition expenses	(730)	(779)	(786)	(824)	(764)
Other operating expenses	(498)	(421)	(478)	(454)	(473)
Underwriting income (loss) (2)	$728	$827	$871	$818	$417

Underwriting Ratios
Loss ratio	52.4%	53.6%	51.4%	53.1%	61.8%
Acquisition expense ratio	18.3%	18.3%	18.4%	19.0%	18.3%
Other operating expense ratio (3)	11.0%	8.7%	10.0%	9.1%	10.0%
Combined ratio	81.7%	80.6%	79.8%	81.2%	90.1%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	4.4%	3.9%	1.7%	3.5%	13.1%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments:
Loss ratio impact	(5.5)%	(3.0)%	(2.8)%	(3.5)%	(4.7)%
Acquisition expense ratio impact	0.5%	0.2%	0.4%	0.3%	0.7%
Total impact	(5.0)%	(2.8)%	(2.4)%	(3.2)%	(4.0)%

Combined ratio excluding catastrophic activity and prior year development (2)	82.3%	79.5%	80.5%	80.9%	81.0%

Components of losses and loss adjustment expenses incurred
Paid losses and loss adjustment expenses	$1,549	$1,951	$1,569	$1,744	$1,761
Change in unpaid losses and loss adjustment expenses	540	329	631	559	826
Total losses and loss adjustment expenses	$2,089	$2,280	$2,200	$2,303	$2,587

Net premiums written to gross premiums written	67.7%	75.9%	73.3%	70.2%	69.9%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.
(3)The ‘Other operating expense ratio’ includes ‘Other underwriting income.’

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments
Net impact on underwriting results:
Insurance	$(8)	$(1)	$(2)	$(2)	$(10)
Reinsurance	(136)	(58)	(44)	(69)	(92)
Mortgage	(56)	(59)	(57)	(68)	(65)
Total	$(200)	$(118)	$(103)	$(139)	$(167)
Impact on losses and loss adjustment expenses:
Insurance	$(14)	$(4)	$(14)	$(8)	$(17)
Reinsurance	(152)	(69)	(53)	(81)	(119)
Mortgage	(54)	(56)	(54)	(64)	(61)
Total	$(220)	$(129)	$(121)	$(153)	$(197)
Impact on acquisition expenses:
Insurance	$6	$3	$12	$6	$7
Reinsurance	16	11	9	12	27
Mortgage	(2)	(3)	(3)	(4)	(4)
Total	$20	$11	$18	$14	$30
Impact on combined ratio:
Insurance	(0.4)%	(0.1)%	(0.1)%	(0.1)%	(0.5)%
Reinsurance	(7.4)%	(2.9)%	(2.2)%	(3.3)%	(4.5)%
Mortgage	(19.9)%	(20.3)%	(19.2)%	(24.1)%	(21.8)%
Total	(5.0)%	(2.8)%	(2.4)%	(3.2)%	(4.0)%
Impact on loss ratio:
Insurance	(0.7)%	(0.2)%	(0.7)%	(0.4)%	(0.9)%
Reinsurance	(8.3)%	(3.5)%	(2.6)%	(3.9)%	(5.9)%
Mortgage	(19.2)%	(19.4)%	(18.1)%	(22.8)%	(20.4)%
Total	(5.5)%	(3.0)%	(2.8)%	(3.5)%	(4.7)%
Impact on acquisition expense ratio:
Insurance	0.3%	0.1%	0.6%	0.3%	0.4%
Reinsurance	0.9%	0.6%	0.4%	0.6%	1.4%
Mortgage	(0.7)%	(0.9)%	(1.1)%	(1.3)%	(1.4)%
Total	0.5%	0.2%	0.4%	0.3%	0.7%
Estimated net losses incurred from current accident year catastrophic events (1)
Insurance	$79	$64	$43	$58	$177
Reinsurance	95	100	29	96	370
Total	$174	$164	$72	$154	$547
Impact on combined ratio:
Insurance	4.2%	3.3%	2.2%	2.9%	9.5%
Reinsurance	5.2%	5.0%	1.5%	4.6%	18.3%
Total	4.4%	3.9%	1.7%	3.5%	13.1%
(1)Equals estimated losses from catastrophic events occurring in the current accident year (e.g. natural catastrophes, man-made events, pandemic events), net of reinsurance and reinstatement premiums. As regards the natural catastrophe estimates included within, amounts shown for the insurance and reinsurance segments generally include (i) North American events with a Property Claim Services ("PCS") code and (ii) named catastrophic events outside of North America. Amounts not applicable for the mortgage segment.

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics
The following table summarizes the Company’s investable assets and portfolio metrics:

(U.S. Dollars in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
	2026		2025		2025		2025		2025
Investable assets:
Fixed maturities available for sale, at fair value	$32,399	68.1%	$32,426	68.5%	$31,908	68.3%	$30,332	67.5%	$28,798	66.9%
Fixed maturities—fair value option (1)	1,129	2.4%	1,110	2.3%	1,050	2.2%	1,009	2.2%	913	2.1%
Total fixed maturities	33,528	70.5%	33,536	70.8%	32,958	70.5%	31,341	69.7%	29,711	69.0%

Equity securities, at fair value	1,766	3.7%	1,864	3.9%	1,805	3.9%	1,715	3.8%	1,618	3.8%
Equity securities—fair value option (1)	4	0.0%	5	0.0%	5	0.0%	5	0.0%	5	0.0%
Total equity securities	1,770	3.7%	1,869	3.9%	1,810	3.9%	1,720	3.8%	1,623	3.8%

Other investments—fair value option (1)	2,129	4.5%	1,957	4.1%	1,911	4.1%	1,810	4.0%	1,866	4.3%

Investments accounted for using the equity method (2)	6,652	14.0%	6,453	13.6%	6,232	13.3%	6,566	14.6%	6,340	14.7%

Short-term investments available for sale, at fair value	2,638	5.5%	2,625	5.5%	2,351	5.0%	2,788	6.2%	2,477	5.8%
Short-term investments—fair value option (1)	69	0.1%	64	0.1%	61	0.1%	68	0.2%	104	0.2%
Total short-term investments	2,707	5.7%	2,689	5.7%	2,412	5.2%	2,856	6.4%	2,581	6.0%

Cash	914	1.9%	993	2.1%	1,063	2.3%	983	2.2%	1,187	2.8%

Securities transactions entered into but not settled at the balance sheet date	(155)	(0.3)%	(128)	(0.3)%	360	0.8%	(338)	(0.8)%	(254)	(0.6)%
Total investable assets held by the Company	$47,545	100.0%	$47,369	100.0%	$46,746	100.0%	$44,938	100.0%	$43,054	100.0%

Average effective duration of fixed maturities (in years)	3.43		3.34		3.24		3.48		3.32
Average S&P/Moody’s credit ratings (3)	AA-/Aa3		AA-/Aa3		AA-/Aa3		AA-/Aa3		AA-/Aa3
(1)     Included in “other investments” on the balance sheet.
(2)    Changes in the carrying value of investments accounted for using the equity method are recorded as “equity in net income of investments accounted for using the equity method” rather than as                 an unrealized gain or loss component of accumulated other comprehensive income.
(3)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

22

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return:

(U.S. Dollars in millions, except per share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Composition of pre-tax net investment income:
Fixed maturities	$384	$384	$379	$360	$342
Short-term investments	24	27	25	24	26
Equity securities (dividends)	8	10	10	10	11
Other (1)	21	27	19	35	28
Gross investment income	437	448	433	429	407
Investment expenses	(29)	(14)	(25)	(24)	(29)
Pre-tax net investment income	$408	$434	$408	$405	$378
Per share	$1.13	$1.18	$1.08	$1.07	$0.99

Pre-tax equity in net income of investments accounted for using the equity method	160	155	134	162	53
Per share	$0.44	$0.42	$0.36	$0.43	$0.14

Investment income yield, at amortized cost (2):
Pre-tax	3.99%	4.22%	4.07%	4.25%	4.16%
After-tax	3.26%	3.45%	3.32%	3.43%	3.35%

Total return on investments (3)	0.10%	1.36%	1.80%	3.09%	2.02%
(1)Amounts include dividends and other distributions on investment funds, term loan investments, funds held balances, cash balances and other.
(2)Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.
(3)Total return on investments includes investment income, equity in net income or loss of investments accounted for using the equity method, net realized gains and losses (excluding changes in allowance for credit losses on non-investment related financial assets) and the change in unrealized gains or losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of the presentation of total return on investments.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities:

(U.S. Dollars in millions)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Allowance for Credit Losses	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At March 31, 2026
Corporates	$14,929	$122	$(218)	$(96)	$(6)	$15,031	99.3%	44.5%
U.S. government and government agencies	7,427	10	(55)	(45)	—	7,472	99.4%	22.2%
Asset-backed securities	3,737	7	(30)	(23)	(5)	3,765	99.3%	11.1%
Non-U.S. government securities	2,997	27	(102)	(75)	(1)	3,073	97.5%	8.9%
Residential mortgage-backed securities	2,892	19	(31)	(12)	—	2,904	99.6%	8.6%
Commercial mortgage-backed securities	1,391	5	(7)	(2)	(1)	1,394	99.8%	4.1%
Municipal bonds	155	—	(4)	(4)	—	159	97.5%	0.5%
Total	$33,528	$190	$(447)	$(257)	$(13)	$33,798	99.2%	100.0%

At December 31, 2025
Corporates	$15,160	$265	$(142)	$123	$(10)	$15,047	100.8%	45.2%
U.S. government and government agencies	7,450	23	(21)	2	—	7,448	100.0%	22.2%
Asset-backed securities	3,574	20	(15)	5	(8)	3,577	99.9%	10.7%
Non-U.S. government securities	3,273	53	(81)	(28)	(1)	3,302	99.1%	9.8%
Residential mortgage-backed securities	2,705	34	(21)	13	—	2,692	100.5%	8.1%
Commercial mortgage-backed securities	1,212	11	(5)	6	(1)	1,207	100.4%	3.6%
Municipal bonds	162	—	(4)	(4)	—	166	97.6%	0.5%
Total	$33,536	$406	$(289)	$117	$(20)	$33,439	100.3%	100.0%

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities:

(U.S. Dollars in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
	2026		2025		2025		2025		2025
Credit quality distribution of total fixed maturities (1):
U.S. government and government agencies (2)	$9,665	28.8%	$9,561	28.5%	$8,409	25.5%	$8,355	26.7%	$7,827	26.3%
AAA	5,769	17.2%	5,667	16.9%	5,425	16.5%	4,745	15.1%	4,698	15.8%
AA	2,554	7.6%	2,564	7.6%	2,449	7.4%	2,491	7.9%	2,287	7.7%
A	6,405	19.1%	6,448	19.2%	6,904	20.9%	6,645	21.2%	5,931	20.0%
BBB	6,526	19.5%	6,533	19.5%	7,167	21.7%	6,673	21.3%	6,625	22.3%
BB	1,340	4.0%	1,330	4.0%	1,175	3.6%	1,110	3.5%	1,051	3.5%
B	806	2.4%	734	2.2%	685	2.1%	657	2.1%	605	2.0%
Lower than B	35	0.1%	35	0.1%	29	0.1%	30	0.1%	26	0.1%
Not rated	428	1.3%	664	2.0%	715	2.2%	635	2.0%	661	2.2%
Total fixed maturities, at fair value	$33,528	100.0%	$33,536	100.0%	$32,958	100.0%	$31,341	100.0%	$29,711	100.0%

Maturity profile of total fixed maturities:
Due in one year or less	$582	1.7%	$412	1.2%	$570	1.7%	$518	1.7%	$533	1.8%
Due after one year through five years	17,540	52.3%	17,680	52.7%	17,379	52.7%	17,632	56.3%	16,570	55.8%
Due after five years through ten years	6,659	19.9%	7,149	21.3%	7,047	21.4%	6,350	20.3%	6,179	20.8%
Due after 10 years	727	2.2%	804	2.4%	798	2.4%	847	2.7%	656	2.2%
	25,508	76.1%	26,045	77.7%	25,794	78.3%	25,347	80.9%	23,938	80.6%
Residential mortgage-backed securities	2,892	8.6%	2,705	8.1%	2,766	8.4%	2,386	7.6%	1,755	5.9%
Commercial mortgage-backed securities	1,391	4.1%	1,212	3.6%	1,249	3.8%	838	2.7%	931	3.1%
Asset-backed securities	3,737	11.1%	3,574	10.7%	3,149	9.6%	2,770	8.8%	3,087	10.4%
Total fixed maturities, at fair value	$33,528	100.0%	$33,536	100.0%	$32,958	100.0%	$31,341	100.0%	$29,711	100.0%

(1)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(2)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector:

(U.S. Dollars in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
	2026		2025		2025		2025		2025
Sector:
Industrials	$8,286	55.5%	$7,840	51.7%	$8,262	51.5%	$7,974	51.7%	$7,157	49.1%
Financials	5,450	36.5%	6,066	40.0%	6,251	39.0%	5,939	38.5%	5,881	40.3%
Utilities	942	6.3%	949	6.3%	1,225	7.6%	1,201	7.8%	1,039	7.1%
All other (1)	251	1.7%	305	2.0%	306	1.9%	303	2.0%	512	3.5%
Total	$14,929	100.0%	$15,160	100.0%	$16,044	100.0%	$15,417	100.0%	$14,589	100.0%

Credit quality distribution (2):
AAA	$176	1.2%	$195	1.3%	$195	1.2%	$180	1.2%	$194	1.3%
AA	1,093	7.3%	968	6.4%	807	5.0%	953	6.2%	915	6.3%
A	5,173	34.7%	5,315	35.1%	5,882	36.7%	5,712	37.1%	5,092	34.9%
BBB	6,111	40.9%	6,210	41.0%	6,891	43.0%	6,392	41.5%	6,308	43.2%
BB	1,266	8.5%	1,262	8.3%	1,128	7.0%	1,054	6.8%	1,001	6.9%
B	800	5.4%	728	4.8%	676	4.2%	652	4.2%	604	4.1%
Lower than B	35	0.2%	35	0.2%	29	0.2%	30	0.2%	26	0.2%
Not rated	275	1.8%	447	2.9%	436	2.7%	444	2.9%	449	3.1%
Total	$14,929	100.0%	$15,160	100.0%	$16,044	100.0%	$15,417	100.0%	$14,589	100.0%

(1)    Includes sovereign securities, supranational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at March 31, 2026:

(U.S. Dollars in millions)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)
Issuer:
Morgan Stanley	$356	2.4%	0.7%	A/A1
JPMorgan Chase & Co.	328	2.2%	0.7%	A/A1
Bank of America Corporation	322	2.2%	0.7%	A-/A1
The Goldman Sachs Group, Inc.	277	1.9%	0.6%	BBB+/A2
Amazon.com, Inc.	240	1.6%	0.5%	AA/A1
Citigroup Inc.	208	1.4%	0.4%	A-/A2
Wells Fargo & Company	192	1.3%	0.4%	BBB+/A1
UBS Group AG	181	1.2%	0.4%	A-/A1
The Toronto-Dominion Bank	179	1.2%	0.4%	A-/A2
Hyundai Motor Company	156	1.0%	0.3%	A-/A3
Total	$2,439	16.3%	5.1%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides the composition of the Company’s structured securities:

(U.S. Dollars in millions)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total
At March 31, 2026
Residential mortgage-backed securities	$2,232	$656	$—	$—	$—	$4	$2,892
Commercial mortgage-backed securities	6	886	139	45	223	92	1,391
Asset-backed securities	—	2,117	295	1,007	190	128	3,737
Total	$2,238	$3,659	$434	$1,052	$413	$224	$8,020

At December 31, 2025
Residential mortgage-backed securities	$2,105	$598	$2	$—	$—	$—	$2,705
Commercial mortgage-backed securities	6	730	159	47	193	77	1,212
Asset-backed securities	—	2,026	310	904	128	206	3,574
Total	$2,111	$3,354	$471	$951	$321	$283	$7,491

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Arch Capital Group Ltd. and Subsidiaries
Comments on Non-GAAP Financial Measures
Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses (which include, but are not limited to, realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from the acquisition or disposition of subsidiaries), equity in net income or loss of investments accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other, net of income taxes and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized net income return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, equity in net income or loss of investments accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other, in any particular period are not indicative of the performance of, or trends in, the Company’s business. Although net realized gains or losses, equity in net income or loss of investments accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize these items are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, changes in the allowance for credit losses and net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization.
The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investments accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments.
Transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to acquisitions. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance.

The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies that follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not include certain income and expense items which are included in corporate. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis, in accordance with Regulation G, is shown on pages 9 to 10.
In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development, for the insurance and reinsurance segments, and a combined ratio excluding prior year development, for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratios excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the underwriting performance of each of its underwriting segments. Effective in the 2025 first quarter, the ‘Other operating expense ratio’ includes ‘Other underwriting income.’
Total return on investments includes investment income, equity in net income or loss of investments accounted for using the equity method, net realized gains and losses (excluding changes in the allowance for credit losses on non-investment related financial assets) and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders, and compares the return generated by the Company’s investment portfolio against benchmark returns during the periods presented.

28

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity
The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Net income available to Arch common shareholders	$1,037	$1,228	$1,340	$1,227	$564
Net realized (gains) losses (1)	87	(22)	(210)	(229)	(3)
Equity in net (income) of investments accounted for using the equity method	(160)	(155)	(134)	(162)	(53)
Net foreign exchange (gains) losses	(21)	6	7	88	27
Transaction costs and other	18	26	21	18	10
Income tax expense (benefit) (2)	(60)	9	18	37	42
After-tax operating income available to Arch common shareholders	$901	$1,092	$1,042	$979	$587

Diluted per common share results:
Net income available to Arch common shareholders	$2.88	$3.35	$3.56	$3.23	$1.48
Net realized (gains) losses (1)	0.24	(0.06)	(0.56)	(0.60)	(0.01)
Equity in net (income) of investments accounted for using the equity method	(0.44)	(0.42)	(0.36)	(0.43)	(0.14)
Net foreign exchange (gains) losses	(0.06)	0.02	0.02	0.23	0.07
Transaction costs and other	0.05	0.07	0.06	0.05	0.03
Income tax expense (benefit) (2)	(0.17)	0.02	0.05	0.10	0.11
After-tax operating income available to Arch common shareholders	$2.50	$2.98	$2.77	$2.58	$1.54

Weighted average common shares and common share equivalents outstanding - diluted	359.7	366.6	376.1	379.9	381.9

Beginning common shareholders’ equity	$23,376	$22,889	$22,211	$20,715	$19,990
Ending common shareholders’ equity	23,358	23,376	22,889	22,211	20,715
Average common shareholders’ equity	$23,367	$23,133	$22,550	$21,463	$20,353

Annualized net income return on average common equity	17.8%	21.2%	23.8%	22.9%	11.1%
Annualized operating return on average common equity	15.4%	18.9%	18.5%	18.2%	11.5%

(1)    Net realized gains or losses include, but are not limited to, realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from the acquisition or disposition of subsidiaries.
(2)    Income tax expense (benefit) on net realized gains or losses, equity in net income of investments accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

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Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations
The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Arch Operating Income Components:
Income (loss) before income taxes and income (loss) from operating affiliates	$1,109	$1,387	$1,503	$1,411	$678
Net realized (gains) losses	87	(22)	(210)	(229)	(3)
Equity in net (income) of investments accounted for using the equity method	(160)	(155)	(134)	(162)	(53)
Net foreign exchange (gains) losses	(21)	6	7	88	27
Transaction costs and other	18	26	21	18	10
Income (loss) from operating affiliates	36	61	62	40	17
Pre-tax operating income available to Arch (b)	1,069	1,303	1,249	1,166	676
Income tax (expense) benefit (a)	(158)	(201)	(197)	(177)	(79)
After-tax operating income available to Arch	911	1,102	1,052	989	597
Preferred dividends	(10)	(10)	(10)	(10)	(10)
After-tax operating income available to Arch common shareholders	$901	$1,092	$1,042	$979	$587

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	14.8%	15.4%	15.8%	15.2%	11.7%

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity
The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars and shares in millions, except per share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Debt:
Arch senior notes, due May 1, 2034 ($300 principal, 7.35%)	$300	$300	$300	$300	$300
Arch-U.S. senior notes, due November 1, 2043 ($500 principal, 5.144%) (1)	500	500	500	500	500
Arch Finance senior notes, due December 15, 2026 ($500 principal, 4.011%) (2)	500	500	500	500	500
Arch Finance senior notes, due December 15, 2046 ($450 principal, 5.031%) (2)	450	450	450	450	450
Arch senior notes, due June 30, 2050 ($1,000 principal, 3.635%)	1,000	1,000	1,000	1,000	1,000
Deferred debt costs on senior notes	(21)	(21)	(22)	(22)	(22)
Revolving credit agreement borrowings, due August 23, 2028	—	—	—	—	—
Total debt	$2,729	$2,729	$2,728	$2,728	$2,728

Shareholders’ equity available to Arch:
Series F non-cumulative preferred shares (5.45%)	330	330	330	330	330
Series G non-cumulative preferred shares (4.55%)	500	500	500	500	500
Common shareholders’ equity (a)	23,358	23,376	22,889	22,211	20,715
Total shareholders’ equity available to Arch	$24,188	$24,206	$23,719	$23,041	$21,545

Total capital available to Arch	$26,917	$26,935	$26,447	$25,769	$24,273

Common shares outstanding, net of treasury shares (b)	352.9	359.0	367.3	375.4	375.6

Book value per common share (3) (a)/(b)	$66.19	$65.11	$62.32	$59.17	$55.15

Leverage ratios:
Senior notes/total capital available to Arch	10.1%	10.1%	10.3%	10.6%	11.2%
Revolving credit agreement borrowings/total capital available to Arch	—%	—%	—%	—%	—%
Debt/total capital available to Arch	10.1%	10.1%	10.3%	10.6%	11.2%
Preferred/total capital available to Arch	3.1%	3.1%	3.1%	3.2%	3.4%
Debt and preferred/total capital available to Arch	13.2%	13.2%	13.5%	13.8%	14.7%

(1)    Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.”), a wholly owned subsidiary of Arch, and fully and unconditionally guaranteed by Arch.
(2)    Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch.
(3)    Excludes the effects of stock options, restricted and performance stock units outstanding.

The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Cumulative
	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,
	2026	2025	2025	2025	2025	2026
Effect of share repurchases:
Aggregate cost of shares repurchased	$783.0	$797.9	$732.3	$163.2	$196.4	$8,566.0
Shares repurchased	8.3	8.9	8.2	1.9	2.2	463.3
Average price per share repurchased	$94.01	$90.04	$88.82	$87.94	$88.89	$18.49

Remaining share repurchase authorization (1)						$324.0
(1)    Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions. On April 19, 2026, the Company increased its authorization for its existing share repurchase program by $3.0 billion.

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